UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) of the

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 20, 2014

PAULSON CAPITAL (DELAWARE) CORP.

(Exact name of registrant as specified in its charter)

Commission File Number: 000-18188

Oregon	93-0589534
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

1331 NW Lovejoy Street, Suite 720 Portland, Oregon	97209
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 503-243-6000
PAULSON CAPITAL CORP. Former name or former address if changed since last report:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

The information in Item 3.03 below is incorporated herein by reference.

Item 3.03 Material Modification to Rights of Security Holders.

Effective March 20, 2014 (the “Effective Date”), the Registrant (formerly “Paulson Capital Corp.” and now “Paulson Capital (Delaware) Corp.”) changed its state of incorporation from the State of Oregon to the State of Delaware (the “Reincorporation”) pursuant to an Agreement and Plan of Merger dated March 20, 2014 by and between the Registrant’s predecessor entity, Paulson Capital Corp., an Oregon corporation (“Paulson Oregon”), and Paulson Oregon’s wholly owned subsidiary, Paulson Capital (Delaware) Corp., a Delaware corporation (“Paulson Delaware”). As a result of the Reincorporation, the Registrant is now Paulson Delaware, its name is “Paulson Capital (Delaware) Corp.” and Paulson Oregon no longer exists. The directors and officers of Paulson Oregon continue to be the directors and officers of the Registrant, and the Registrant will continue to operate the business of Paulson Oregon as it existed immediately prior to the Reincorporation. The Registrant’s shareholders approved the Reincorporation pursuant to the Agreement and Plan of Merger at the Registrant’s 2013 Annual Meeting of Shareholders held on November 8, 2013.

On the Effective Date, (i) each share of Paulson Oregon’s common stock, no par value, issued and outstanding was automatically converted into one share of Paulson Delaware’s common stock, $0.0001 par value (the “Common Stock”); (ii) each share of Paulson Oregon’s preferred stock, no par value, issued and outstanding was automatically converted into one share of Paulson Delaware’s preferred stock, $0.0001 par value (the “Preferred Stock”), and (iii) any options, warrants, or other securities of Paulson Oregon shall be enforced against Paulson Delaware to the same extent as if such options, warrants or other securities had been issued by Paulson Delaware. Paulson Oregon shareholders may, but are not required to, exchange their stock certificates as a result of the Reincorporation.

Prior to the Effective Date, the rights of Paulson Oregon’s shareholders were governed by the Oregon Business Corporation Act (the “OBCA”), Paulson Oregon’s Articles of Incorporation and its Amended and Restated Bylaws. As a result of the Reincorporation, holders of Paulson Oregon’s common stock and preferred stock are now holders of the Common Stock and the Preferred Stock, respectively, and their rights as shareholders are now governed by the Delaware General Corporation Law and the following documents: (i) Paulson Delaware’s Certificate of Incorporation (the “Certificate of Incorporation”); (ii) Paulson Delaware’s Bylaws (the “Bylaws”); (iii) and Paulson Delaware’s Certificate of Designation of Preferences, Rights and Limitations of Series A Convertible Preferred Stock (the “Certificate of Designation”). The Certificate of Incorporation, the Bylaws and the Certificate of Designation were each approved substantially in the form filed with the Secretary of State of Delaware by the Registrant’s shareholders at the Registrant’s 2013 Annual Meeting of Shareholders held on November 8, 2013. The Registrant will continue to use the same form of common stock certificate as it did prior to the Reincorporation. The form of common stock certificate is filed as Exhibit 4.1 hereto and is incorporated herein by reference.

The Registrant hereby incorporates by reference the description of the Reincorporation (as proposed to the Registrant’s shareholders) contained in the section entitled “PROPOSAL 7— APPROVAL OF THE CHANGE IN THE COMPANY’S STATE OF INCORPORATION TO DELAWARE FROM OREGON” in the Registrant’s Definitive Proxy Statement on Schedule 14A, as filed with the Securities and Exchange Commission on October 18, 2013 (the “Proxy Statement”), including the following captions: “Background,” “General,” “Purpose of the Reincorporation,” “Comparison of Oregon and Delaware Corporation Laws and Current Oregon Articles of Incorporation and Bylaws and Proposed Delaware Certificate of Incorporation and Bylaws,” "Filing and License Fees" and “Federal Income Tax Consequences.” The Registrant further incorporates by reference the description of the Series A Preferred Stock contained in the section entitled “PROPOSAL 6— AUTHORIZATION TO ISSUE SECURITIES IN A NON-PUBLIC OFFERING IN ACCORDANCE WITH NASDAQ LISTING RULE 5635” in the Proxy Statement, including under the following caption: “Series A Preferred Stock.”

The foregoing descriptions of the Agreement and Plan of Merger, the Certificate of Incorporation, the Bylaws and the Certificate of Designation do not purport to be complete and are qualified in their entirety by reference to, and should be read in conjunction with, the full text of the Agreement and Plan of Merger, the Certificate of Incorporation, the Bylaws and the Certificate of Designation, which are filed as Exhibits 2.1, 3.1, 3.2 and 3.3 hereto and incorporated herein by reference.

In accordance with Rule 12g-3 of the Securities and Exchange Act of 1934, the shares of Common Stock of Paulson Delaware were deemed to be registered under Section 12(b) of the Exchange Act as the successor to Paulson Oregon. The Common Stock continues to be listed on The NASDAQ Capital Market under the symbol “PLCC.”

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information in Item 3.03 above is incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
2.1	Agreement and Plan of Merger
3.1	Certificate of Incorporation of Paulson Capital (Delaware) Corp.
3.2	Bylaws of Paulson Capital (Delaware) Corp.
3.3	Certificate of Designation for Series A Preferred Stock of Paulson Capital (Delaware) Corp.
4.1	Form of Common Stock Certificate

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PAULSON CAPITAL (DELAWARE) CORP.

Date: March 26, 2014	By:	/s/ Trent Davis
Trent Davis
President

EXHIBIT INDEX

Exhibit No.	Description
2.1	Agreement and Plan of Merger
3.1	Certificate of Incorporation of Paulson Capital (Delaware) Corp.
3.2	Bylaws of Paulson Capital (Delaware) Corp.
3.3	Certificate of Designation for Series A Preferred Stock of Paulson Capital (Delaware) Corp.
4.1	Form of Common Stock Certificate